UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21583

Clough Global Dividend and Income Fund
(exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Secretary
Clough Global Dividend and Income Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31

Date of reporting period:  November 1, 2016 – April 30, 2017

Item 1. Reports to Stockholders.

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR (the “Amendment”) for the period ended April 30, 2017, originally filed with the U.S. Securities and Exchange Commission on July 10, 2017 (Accession Number 0001398344-17-008460) (“Original Filing”), to amend Item 1, “Reports to Stockholders.” The purpose of the Amendment is to correct information contained in the Shareholder Letter and the Financial Highlights in the semi-annual report for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. Due to a miscalculation of average daily net assets of the funds at period end, certain expense ratios were off by a few basis points. Other than the aforementioned immaterial revisions, the Amendment does not reflect events occurring after the Original Filing, or modify or update the disclosures therein in any way.

Item 1 (as supplemented further herein) to the Amendment is incorporated by reference to the semi-annual report for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund contained in Item 1 of the Original Filing. Item 2 through Item 11 to the Amendment are incorporated by reference to the Original Filing.

July 25, 2017

Supplement to the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund Semi-Annual Report Dated April 30, 2017

This Supplement revises information contained in the Semi-Annual Report listed above and should be read in conjunction with the Semi-Annual Report.

1.	The following replaces the second to last paragraph in the Shareholder Letter on page 4 of the Semi-Annual Report.

All three funds continue to make significant progress on the expense reduction initiative we started writing about last year. We can now report that the expense ratio is down 156 basis points or approximately 33% on a year over year basis in the Global Opportunities Fund. The Global Dividend and Income Fund expense ratio is down 138 basis points or roughly 34% and the Global Equity Fund expense ratio is down 163 basis points or roughly 35%. Please note that roughly half of the expense reduction has come from lower management and administration fees as a percentage of net assets while the remainder comes from reducing the costs associated with each fund’s short book.

2.
The following replaces the sub-section titled “Ratios and Supplemental Data” presented in the section titled “Financial Highlights” for the Clough Global Dividend and Income Fund on page 33 of the Semi-Annual Report.

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$149,210		$143,319	$162,651	$176,968		$182,737	$181,309	$170,120
Ratios to average net assets attributable to common shareholders:
Total expenses	2.65	%(4)	3.65%	3.95%	3.25	%(4)	3.34%	3.24%	3.05%
Total expenses excluding interest expense and dividends on short sales expense	1.72	%(4)	2.09%	2.17%	2.00	%(4)	1.94%	1.93%	1.80%
Net investment income/(loss)	1.72	%(4)	(0.08)%	(1.58)%	(1.15	)%(4)	(1.47)%	(0.04)%	1.61%
Portfolio turnover rate(5)	95%		205%	172%	110%		179%	250%	192%

3.
The following replaces the sub-section titled “Ratios and Supplemental Data” presented in the section titled “Financial Highlights” for the Clough Global Equity Fund on page 34 of the Semi-Annual Report.

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$241,621		$224,187	$266,576	$293,829		$305,958	$296,710	$277,061
Ratios to average net assets attributable to common shareholders:
Total expenses	2.98	%(4)	4.21%	4.56%	3.68	%(4)	3.76%	3.67%	3.43%
Total expenses excluding interest expense and dividends on short sales expense	2.08	%(4)	2.59%	2.77%	2.42	%(4)	2.36%	2.35%	2.18%
Net investment income/(loss)	0.13	%(4)	(1.70)%	(2.73)%	(1.68	)%(4)	(1.95)%	(0.37)%	1.34%
Portfolio turnover rate(5)	93%		182%	154%	102%		166%	250%	183%

4.
The following replaces the sub-section titled “Ratios and Supplemental Data” presented in the section titled “Financial Highlights” for the Clough Global Opportunities Fund on page 35 of the Semi-Annual Report.

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$592,539		$570,931	$666,588	$729,855		$759,084	$757,452	$716,213
Ratios to average net assets attributable to common shareholders:
Total expenses	3.16	%(4)	4.32%	4.62%	3.86	%(4)	3.97%	3.86%	3.61%
Total expenses excluding interest expense and dividends on short sales expense	2.22	%(4)	2.73%	2.82%	2.60	%(4)	2.55%	2.52%	2.35%
Net investment income/(loss)	0.06	%(4)	(1.33)%	(2.47)%	(1.76	)%(4)	(2.15)%	(0.64)%	1.04%
Portfolio turnover rate(5)	105%		191%	176%	111%		178%	241%	193%

Please retain this supplement for future reference.

Item 12. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(b)
A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)
Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are incorporated by reference to Exhibit 12(c) of the Original Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	July 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL DIVIDEND AND INCOME FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	July 25, 2017

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	July 25, 2017